UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On December 7, 2023, the Company filed a definitive proxy statement (the “Annual Meeting Proxy Statement”), as supplemented on December 15, 2023 and December 20, 2023, for the solicitation of proxies in connection with the annual meeting of the Company’s stockholders (the “Annual Meeting”) to consider and vote on, among other proposals, (i) the amendment to the Company’s Amended & Restated Certificate of Incorporation to provide for the extension (the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination, (ii) conditioned upon the approval of the Extension Amendment Proposal, the amendment of the Investment Trust Management Agreement, dated May 25, 2021, as amended, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to provide for the extension of the date on which the trustee must liquidate the Trust Account (the “Trust Amendment Proposal”), and (iii) the election of seven directors of the board of directors of the Company to serve until the earlier of the Business Combination (if consummated) or the 2024 annual meeting of stockholders or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”).

Press Release

On December 21, 2023, the Company issued a press release announcing, among other things, (i) the delay of its proposed transfer of the listing of its Class A common stock and public warrants from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”) in connection with the Business Combination, subject to ongoing review by the NYSE American of its listing application, (ii) the postponement of the Annual Meeting from the previously scheduled date of Wednesday, December 27, 2023, at 1:00 p.m., Eastern Time, to Wednesday, December 27, 2023, at 5:00 p.m. Eastern Time, in order to allow additional time for the Company to engage with its stockholders (the “Postponement”), and (iii) the resulting extension of the deadline from December 22, 2023 to December 27, 2023 for delivery of redemption and redemption withdrawal requests from the Company’s stockholders (the “Redemption Deadline Extension”).

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Annual Proxy Statement

The Company has determined to supplement the Annual Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement and the Redemption Deadline Extension.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Annual Meeting.

AMENDMENT AND SUPPLEMENT TO THE ANNUAL PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Annual Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2023, as supplemented on December 15, 2023 and December 20, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Annual Proxy Statement, the information set forth herein shall supersede or supplement the information in the Annual Proxy Statement. All other information in the Annual Proxy Statement remains unchanged.

As provided in the Annual Proxy Statement, the Company is seeking stockholder approval of, among other things, the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal. The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Annual Meeting related to the Annual Proxy Statement, and (ii) the resulting extension of the deadline for delivery of redemption and redemption withdrawal requests from the Company’s stockholders to the Company’s transfer agent.

Terms used herein, unless otherwise defined, have the meanings set forth in the Annual Proxy Statement.

Annual Meeting Date

On December 21, 2023, the Company announced that it has determined to postpone (the “Postponement”) the date of the Annual Meeting from December 27, 2023 at 1:00 p.m. Eastern Time to December 27, 2023 at 5:00 p.m. Eastern Time. The Annual Meeting will be held virtually at https://www.cstproxy.com/egacquisition/ext2023 or by dialing (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if attendees are located outside the U.S. and Canada), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Extension of Redemption Deadline

The previously disclosed deadline of December 22, 2023 for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to December 27, 2023. Stockholders who wish to withdraw their previously submitted redemption request may ask to do so prior to the postponed Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. Eastern Time on December 27, 2023. Stockholders who do not wish to withdraw their previously submitted redemption requests need not take any further action.

Additional Information

The Company filed the Annual Proxy Statement with the SEC on December 7, 2023, as supplemented on December 15, 2023 and December 20, 2023. This communication does not contain all the information that should be considered concerning the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Annual Proxy Statement and any amendments or supplements thereto, in connection with the Company’s solicitation of proxies for the Annual Meeting to be held to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, as these materials will contain important information. The Annual Proxy Statement was mailed to the stockholders of the Company as of a record date to be established for voting at the Annual Meeting. Such stockholders may also be able to obtain copies of the Annual Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. Investors and security holders may obtain more detailed information regarding the names and interests in the Annual Meeting of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Annual Proxy Statement. Stockholders can obtain copies of the Company’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG, the approval of the shares for listing on the NYSE American and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, by and among EG, LGM and the other parties thereto (the “Equity Purchase Agreement”), (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Annual Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023	EG ACQUISITION CORP.

	By:	/s/ Gregg S. Hymowitz
	Name:	Gregg S. Hymowitz
	Title:	Chief Executive Officer

Exhibit 99.1

EG Acquisition Corp. Announces Update on

Business Combination and Annual Meeting

New York, NY, December 21, 2023 — EG Acquisition Corp. (the “Company” or “EG”) (NYSE: EGGF), a Special Purpose Acquisition Company (SPAC) sponsored by EnTrust Global and GMF Capital, today announced that, in connection with its previously announced proposed business combination (the “Business Combination”) with LGM Enterprises, LLC (dba flyExclusive) (“flyExclusive” or “LGM”), a leading provider of premium private jet charter experiences, it continues to have ongoing dialogue with the New York Stock Exchange (the “NYSE”) regarding the fulfillment of all applicable listing requirements of the NYSE American LLC (the “NYSE American”). Subject to the satisfaction or waiver, as applicable, of all closing conditions in connection with the Business Combination (including the fulfillment of all applicable NYSE American listing requirements) and the authorization from NYSE to list the shares of flyExclusive (the post-combination company) on the NYSE American, and subject to and upon the consummation of the Business Combination, on or about December 27, 2023, the Company intends to transfer the listing of its Class A common stock and public warrants from the NYSE to the NYSE American. The Company’s Class A common stock and public warrants will continue to trade on the NYSE under the symbols “EGGF” and “EGGFW,” respectively, until and subject to the consummation of the Business Combination. Following and subject to the consummation of the Business Combination, flyExclusive’s Class A common stock and public warrants would trade on the NYSE American under the symbols “FLYX” and “FLYXW,” respectively.

In light of the foregoing, the Company also announced today that its previously announced annual meeting (the “Annual Meeting”), for the purpose of considering and voting on, among other proposals, a proposal to extend the date (the “Extension Amendment Proposal”) by which it must consummate an initial business combination, will be postponed from 1:00 p.m. Eastern Time on December 27, 2023 to 5:00 p.m. Eastern Time on December 27, 2023 (the “Postponement”).

The record date for determining the Company stockholders entitled to receive notice of and to vote at the Annual Meeting remains the close of business on December 4, 2023 (the “Record Date”). Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders who have not yet done so are encouraged to vote as soon as possible.

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m. Eastern Time December 22, 2023 for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to 5:00 p.m. Eastern Time on December 27, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may ask to do so up to the postponed Annual Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. Eastern Time on December 27, 2023. Stockholders who do not wish to withdraw their previously submitted redemption requests (either in connection with the Special Meeting or the upcoming Annual Meeting) need not take any further action. If any stockholder previously tendered its EG shares for redemption prior to and in connection with the Special Meeting held on December 18, 2023, such stockholder’s shares will automatically be deemed to have been tendered for redemption in connection with the Annual Meeting, and no further action will be required for you to redeem your shares in connection with the Annual Meeting. Stockholders who elect to redeem their shares solely in connection with the Annual Meeting (and did not previously elect to redeem their shares in connection with the Special Meeting held on December 18, 2023) will only be entitled to be redeemed in the event the charter amendment for the extension is approved at the Annual Meeting. Stockholders who previously tendered their EG shares for redemption prior to and in connection with the Special Meeting held on December 18, 2023 will be entitled to be redeemed upon and assuming either the Business Combination is consummated or the charter amendment for the extension is approved at the Annual Meeting. If any such stockholders have questions or need assistance in connection with the Annual Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EGGF.info@investor.morrowsodali.com.

Additional Information

The Company filed a definitive proxy statement with the SEC on December 7, 2023, as supplemented on December 15 and December 19, in connection with the solicitation of proxies for the Annual Meeting (the “Definitive Proxy Statement”). This communication does not contain all the information that should be considered concerning the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments or supplements thereto, in connection with the Company’s solicitation of proxies for the Annual Meeting to be held to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, as these materials will contain important information. The Definitive Proxy Statement was mailed to the stockholders of the Company as of a record date to be established for voting at the Annual Meeting. Such stockholders may also be able to obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. Investors and security holders may obtain more detailed information regarding the names and interests in the Annual Meeting of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Definitive Proxy Statement. Stockholders can obtain copies of the Company’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,”

“will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG, the approval of the shares for listing on the NYSE American and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, by and among EG, LGM and the other parties thereto (the “Equity Purchase Agreement”), (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Definitive Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.